SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 of 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 25, 2007

                         NMS Communications Corporation
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                    (State of Incorporation or Organization)

                  0-23282                       04-2814586
          (Commission File Number) (I.R.S. Employer Identification No.)

             100 Crossing Boulevard, Framingham, Massachusetts 01702
               (Address of Principal Executive Offices) (Zip Code)


                                 (508) 271-1000
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Today NMS Communications Corporation (the "Company") issued a press release announcing its financial results for the quarter ended June 30, 2007. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.01.  REGULATION FD DISCLOSURE.

Today the Company issued a press release announcing its financial results for the quarter ended June 30, 2007. The press release includes information regarding its forward-looking statements relating to 2007. Exhibit 99.1 sets forth the text of the Company's announcement.

The information contained herein, including the exhibit attached and incorporated herein by reference, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS.

Exhibit
Number                 Title
------                 -----

99.1                  Press release issued by NMS Communications Corporation on
                      July 25, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                           NMS COMMUNICATIONS CORPORATION

July 25, 2007              By:    /s/ ROBERT P. SCHECHTER
                              -----------------------------------------------
                              Name: Robert P. Schechter
                              Title: President, Chief Executive
                              Officer and Chairman of the Board of Directors

                                  EXHIBIT INDEX

Exhibit
Number       Description                                  Sequential Page Number
-------      -----------                                  ----------------------

99.1      Press release issued by NMS Communications
          Corporation on June 30, 2007.                                        4